UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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(Amendment No.__)

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Triumph Group, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 16, 2020.  Meeting Information  TRIUMPH GROUP, INC.  Meeting Type:Annual Meeting For holders as of:May 18, 2020 Date:   July 16, 2020      Time:   9:00 AM ET Location:  Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TGI2020.  The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TGI2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page).  TRIUMPH GROUP, INC. 899 CASSATT ROAD, SUITE 210 BERWYN, PA 19312  You are receiving this communication because you hold shares in the company named above.  This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting.  D18687-P36533  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENTANNUAL REPORT ON FORM 10-K  How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request: 1)BY INTERNET: www.proxyvote.com 2)BY TELEPHONE: 1-800-579-1639 3)BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before July 2, 2020 to facilitate timely delivery.  How To Vote  D18688-P36533  Please Choose One of the Following Voting Methods  Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/TGI2020.  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions. Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following:  The Board of Directors recommends you vote FOR proposals 2, 3 and 4.  2.To approve, by advisory vote, of compensation paid to our named executive officers for fiscal year 2020.  1.Election of Directors  Nominees:  1a.Paul Bourgon  3.To approve the Amended and Restated Triumph Group, Inc. 2018 Equity Incentive Plan to increase the number of shares available for issuance under the Plan.  1b.Daniel J. Crowley  4.Ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021.  1c.Ralph E. Eberhart  1d.Daniel P. Garton  The Board of Directors recommends you vote AGAINST proposal 5.  1e.Richard A. Goglia  5.Stockholder proposal to reduce the threshold to call special stockholder meetings to 15% of outstanding shares.  1f.Barbara W. Humpton  1g.William L. Mansfield  NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.  1h.Colleen C. Repplier  D18689-P36533  1i.Larry O. Spencer

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